SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS GNMA Fund DWS Government & Agency Securities VIP DWS Strategic Government Securities Fund

Effective December 1, 2012, John D. Ryan will no longer serve as a portfolio manager of the above-listed funds. All references to Mr. Ryan will be deleted.

Please Retain This Supplement for Future Reference

October 9, 2012
PROSTKR-184